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                                                PROSPECTUS AUGUST 17, 2001
                                                AS REVISED SEPTEMBER 28, 2001



        ------------------------------------------------------------------------
        JPMORGAN SERIES TRUST II

        MID CAP VALUE PORTFOLIO
















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO] JPMORGAN Fleming
       Asset Management

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TABLE OF CONTENTS

Mid Cap Value Portfolio                             1

The Portfolio's Management and Administration       6

How Your Account Works                              7

Buying Portfolio Shares                             7

Selling Portfolio Shares                            7

Distributions and Taxes                             7

Performance of a Related Fund                       9

How To Reach Us                            Back cover






The Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which J.P. Morgan Series Trust II assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objectives and policies of the Portfolio may be similar to other funds/portfolios managed or advised by Robert Fleming Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other J.P. Morgan fund/portfolio.

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J.P. Morgan MID CAP VALUE PORTFOLIO


THE PORTFOLIO'S OBJECTIVE
The Portfolio's goal is to seek growth from capital appreciation.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Portfolio invests at least 80% of its total Assets in a broad portfolio of common stocks of companies with Market Capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming, Inc. (the Adviser) believes to be undervalued. "Assets" means net assets, plus the amount of any borrowings for investment purposes, and Market Capitalization is the total market value of a company's shares.

Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Portfolio may invest in other equity securities which include preferred stocks. Convertible securities and foreign securities which may take the form of ADRs.

The Portfolio's equity holdings may include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income.

The Portfolio may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.

INVESTMENT PROCESS
The Adviser is a `bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines quantitative screening with proprietary fundamental analysis to construct the Portfolio. The Adviser uses a wide variety of sources and research companies. These sources include electronic screens, the Adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE PORTFOLIO SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MEET ITS INVESTMENT GOAL.
- THE PORTFOLIO DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


                                       1
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analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the Adviser considers to be the key criteria for financial success. Then, the Adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The Adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. The Adviser may sell a security due to opportunity cost. Typically, the Adviser attempts to maintain a portfolio of 40-65 securities. As a result, a new company may displace a current holding. Finally, the Adviser may sell a security due to extreme valuation. While the Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE PORTFOLIO'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Mid Cap Value Portfolio.

The Portfolio may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.

The Portfolio may not achieve its objective if securities which the Adviser believes are undervalued do not appreciate as much as the Adviser anticipates or if companies which the Adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates

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decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Portfolio's original investment.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
AN INVESTMENT IN THE PORTFOLIO ISN'T A DEPOSIT OF ANY BANK AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE PORTFOLIO'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


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THE PORTFOLIO'S PERFORMANCE

The Portfolio is recently organized and therefore has no performance history.

Once the Portfolio has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus. Although past performance of the Portfolio is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Portfolio.

Performance information of the Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.


                                       4
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ESTIMATED INVESTOR FEES AND EXPENSES

The estimated expenses of the Portfolio before and after reimbursement are shown below. The Portfolio has no sales, redemption, exchange, or account fees.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

 MANAGEMENT FEES                                                   0.70%
 DISTRIBUTION (RULE 12B-1) FEES                                    NONE
 OTHER EXPENSES(2)                                                 0.92%
 TOTAL OPERATING EXPENSES                                          1.62%
 FEE REDUCTION AND/OR EXPENSE REIMBURSEMENT(3)                     0.62%
 NET EXPENSES(3)                                                   1.00%

(1)  THE PORTFOLIO'S FISCAL YEAR END IS 12/31.
(2)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AN AFFILIATE OF J.P. MORGAN CHASE & CO., AGREES TO REIMBURSE THE PORTFOLIO TO THE EXTENT CERTAIN EXPENSES EXCEED 1.00% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS THROUGH 12/31/02.

EXPENSE EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of each period

- your investment has a 5% return each year, and

- net expenses for the first year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Portfolio and your actual costs may be higher or lower.

                                                       1 YEAR      3 YEARS
 YOUR COST ($)                                         $102        $450


                                       5
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THE PORTFOLIO'S MANAGEMENT AND ADMINISTRATION


The Mid Cap Value Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. Information about other series is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses. The trustees are responsible for overseeing all business activities.

THE PORTFOLIO'S INVESTMENT ADVISER
Robert Fleming, Inc., the Adviser, makes the day-to-day investment decisions for the Portfolio. The Adviser is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMorgan Chase is a global financial services firm headquartered in New York. The Adviser is located at 522 Fifth Avenue, New York, NY 10036.

The Adviser serves as the investment adviser for the Portfolio under an investment advisory agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the supervision of, and policies established by, the Board of Trustees.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Mid Cap Value Portfolio.

PORTFOLIO MANAGER
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Portfolio. Mr. Simon has worked as a portfolio manager with various affiliates of the Adviser since 1980 and is currently the Chief Investment Officer and a Director of the Adviser.

THE PORTFOLIO'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (Administrator) provides administrative and certain financial services and oversees the Portfolio's other service providers. The Administrator and BISYS Fund Services, L.P., as sub-administrator, provide Trust officers.

Morgan Guaranty receives the following fees for administrative services

 ADMINISTRATIVE SERVICES*  0.55% OF THE
                           FUND'S AVERAGE
                           DAILY NET ASSETS

* Morgan Guaranty is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to Morgan Guaranty. If these amounts are more than the fees payable to Morgan Guaranty, it will reimburse the Portfolio for the excess.

THE PORTFOLIO'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Portfolio. It is a subsidiary of The BISYS Group, Inc. and is not affliated with JP Morgan Chase.


                                       6
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HOW YOUR ACCOUNT WORKS


BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about buying Portfolio shares.

The price for Portfolio shares is the Portfolio's net asset value per share
(NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and Federal Funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and Federal Funds.

The Portfolio's equity securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading, that would materially impact a security's value), the security is valued in accordance with the Portfolio's fair valuation procedures. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis. Other debt securities are valued based on market value, or where market quotations are not readily available, based on fair value which may be determined by one or more pricing services.

SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling Portfolio shares.

DISTRIBUTIONS AND TAXES
The Portfolio generally pays dividends from its net investment income, and distributes any net capital gains that it has realized once a year. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.


                                       7
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Portfolio dividends and distributions are taxable to most investors. Since the
Portfolio's shareholders are the Participating Insurance Companies and their separate accounts and Eligible Plans, no discussion is included as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

Participating Insurance Companies and Eligible Plans should consult their tax advisors about federal, state and local tax consequences.


                                       8
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PERFORMANCE OF A RELATED FUND


The Portfolio's investment objective and policies are substantially similar to those used by the Adviser in managing the JPMorgan Mid Cap Value Fund. The table below shows the average annual total returns of the JPMorgan Mid Cap Value Fund's Institutional Class Shares over the past year and since inception. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The Performance of the JPMorgan Mid Cap Value Fund's Institutional Class Shares should not be interpreted as indicative of the Portfolio's future performance. Performance of the JPMorgan Mid Cap Value Fund's Institutional Class Shares reflects the deduction of the Fund's expenses. During the periods shown, the actual returns of the Portfolio would have been lower than shown because the Portfolio has higher expenses than the JPMorgan Mid Cap Value Fund's Institutional Class Shares.

The calculations assume that all dividends and distributions were reinvested. The Adviser and some other service providers have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                                                SINCE INCEPTION
                                                  PAST 1 YEAR      (11/13/97)
 INSTITUTIONAL CLASS SHARES                          35.28%        23.45%
 S&P/BARRA MID CAP 400 VALUE INDEX                   27.84%        13.34%
 RUSSELL MID CAP VALUE INDEX                         19.18%         9.87%


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HOW TO REACH US

MORE INFORMATION
You'll find more information about the Portfolio in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN SERIES TRUST II
MORGAN CHRISTIANA CENTER
JPMORGAN PORTFOLIOS SERVICES - 2/OPS
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                  PR-ST2PMCV-901